Exhibit 99.1
NYSE Amex Equities Exchange Symbol - UEC
FOR IMMEDIATE RELEASE	December 20, 2010

Uranium Energy Corp Reports Excellent Phase-One Drill Results at Salvo Project in South Texas

  Intercepts include 9.5 feet grading 0.67% U3O8

  Initial qualified resource anticipated Q1 2011

  Company leases additional 2,541 acres along trend

Corpus Christi, TX - December 20, 2010 - Uranium Energy Corp is pleased to announce strong phase- one exploration drilling results at the Company's Salvo project located in Bee County, approximately 50 miles from the Company's Hobson processing facility in South Texas. The objective of this drilling program, initiated November 8, 2010, is to verify and expand the NI 43-101 historic resource of 1.5 million pounds of U3O8 as reported on July 19, 2010. This release reports results from the first 43 holes of the phase-one campaign, with the remainder to be drilled in January.

Upon completion of the phase-one program, the Company plans to follow immediately with a phase-two drilling campaign consisting of an additional approximate 140 holes, plus metallurgical and other tests to confirm that the mineralization here could be produced using in-situ recovery methods.

Clyde Yancey, VP of Exploration, stated, "We are excited by the initial drilling results at Salvo. We do indeed see potential for expanding the resource at this project, and are now looking forward to the upcoming phase-two program where we will be aggressively drilling prospective new zones."

Of the 43 holes drilled to date the following statistics have been compiled from Prompt Fission Neutron (PFN) data.

A properly calibrated PFN tool provides a reading that directly approximates uranium content:

  12 holes show significant uranium mineralization, with grade x thickness (GT) values greater than 0.30. The Company's engineers estimate that zones with a GT greater than 0.30 will be shown to be producible.

  22 holes showing uranium mineralization with GT values between 0.012 and 0.30.

Following is a tabulation of the significantly mineralized holes with PFN intercepts:

DRILL HOLE DESCRIPTION			PFN LOG			DEF
Hole Number	Total Depth of Hole	Depth in Feet to Intercept	Thickness in Feet	Grade in % cU3O8	GT - Grade times Thickness
SCa_51.5-52.0*	580	538.0	9.5	0.669	6.360	0.9
SCa_51.5-52.0*	580	515.0	9.0	0.200	1.800	1.1
SCu_55.5-49.5	580	496.5	15.0	0.131	1.958	2.6
SCa_51.0-52.0	580	531.5	18.0	0.094	1.688	1.0
SCu_55.5-50.0	580	506.0	21.0	0.070	1.479	1.4
SCu_55.5-50.5	580	509.0	17.5	0.065	1.136	1.4
SCa_52.5-51.0	580	518.5	4.0	0.214	0.854	2.2
SCa_50.5-46.5	580	514.0	12.0	0.049	0.584	1.0
SCa_50.5-47.0	580	515.5	5.5	0.085	0.470	2.7
SCa_52.0-51.0	580	511.5	11.5	0.039	0.450	1.2
SCa_51.5-51.0	580	539.0	10.0	0.041	0.413	1.2
SCa_50.5-46.0	580	508.5	16.5	0.023	0.385	1.1
SCu_53.0-52.0	580	524.5	12.5	0.030	0.370	1.1
SCu_54.0-50.0	580	453.0	10.0	0.037	0.366	3.2
SCa_52.5-50.0	580	496.5	8.0	0.036	0.287	1.2
SCa_50.5-45.5	580	523.0	12.0	0.021	0.246	1.4

* indicates a hole with mineralization in two different sands at different depths from surface

The last column in the table above provides the disequilibrium factor (DEF) which measures the ratio between the chemical grade of U3O8 using PFN procedures and Gamma procedures. The measured DEF value is a material factor in this instance because historic DEF values, which averaged 1.6, were not applied to the historic resource, and indicate a potential expansion by one-half or more. The Company is verifying historic DEF calculations and extending understanding of the project area potential.

In addition to keeping the phase-one drilling program on schedule, the Company has been successful in acquiring additional leases along the projected mineralized trend to the west and northwest. These new leases total 2,541 acres, lie within the permitted area, have anomalous gamma levels from oil and gas logs and will likely be incorporated into the phase-two drilling program. The Salvo project area is now 4,054 acres.

The technical information in this news release has been prepared in accordance with the Canadian regulatory requirements set out in NI 43-101 and reviewed by Andrew Kurrus, P.G., Chief Geologist of Texas for the Company, a QP under NI 43-101 standards.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium production, development and exploration company operating North America's newest uranium mine. The Company's fully licensed and permitted Hobson processing facility is central to all of its projects in South Texas, including the Palangana in-situ recovery project, which has just initiated production, and the Goliad in-situ recovery project which has been granted its Mine Permit and is in the final stages of mine permitting for production.  The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact North America: Investor Relations, Uranium Energy Corp:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE-AMEX: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Notice to U.S. Investors

The mineral resources referred to herein have been estimated in accordance with the definition standards on mineral resources of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101 and are not compliant with U.S. Securities and Exchange Commission (the "SEC") Industry Guide 7 guidelines. In addition, measured mineral resources, indicated mineral resources and inferred mineral resources, while recognized and required by Canadian regulations, are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. Accordingly, we have not reported them in the United States. Investors are cautioned not to assume that any part or all of the mineral resources in these categories will ever be converted into mineral reserves. These terms have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. In particular, it should be noted that mineral resources which are not mineral reserves do not have demonstrated economic viability. It cannot be assumed that all or any part of measured mineral resources, indicated mineral resources or inferred mineral resources will ever be upgraded to a higher category. In accordance with Canadian rules, estimates of inferred mineral resources cannot form the basis of feasibility or other economic studies. Investors are cautioned not to assume that any part of the reported measured mineral resources indicated mineral resources or inferred mineral resources referred to in this news release and in the Technical Report are economically or legally mineable.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labour disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this new release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. 'This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities. The securities offered and sold in the private placement Offering have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and may not be offered or sold in the United States absent registration, or an applicable exemption from registration under the Securities Act and applicable state securities laws.